Exhibit 10.103

THIS DOCUMENT WAS PREPARED BY
AND AFTER RECORDING RETURN TO:
Jenkens & Gilchrist, a Professional Corporation
1445 Ross Avenue. Suite 3200
Dallas. Texas 75202
Attention:                                         Lawrence C. Adams

FIRST AMENDMENT TO
MORTGAGE, SECURITY AGREEMENT AND
ASSIGNMENT OF LEASES AND RENTS AND RELATED DOCUMENTS

THIS FIRST AMENDMENT TO MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS AND RELATED DOCUMENTS (the “Amendment”) is made and entered into this 29th day of December, 1999, by and among HUNTLEY DEVELOPMENT LIMITED PARTNERSHIP, an Illinois limited partnership (“Borrower”), THE PRIME GROUP, INC., an Illinois corporation (“Guarantor”), and BEAL BANK, S.S.B., a savings bank organized under the laws of the State of Texas (“Lender”).

W I T N E S S E T H:

A.                                    Borrower has heretofore obtained from Lender a loan (the “Loan”) in the principal amount of Ten Million Dollars ($10,000,000.00).  The Loan is evidenced by that certain Mortgage Note, dated October 27, 1999, in the stated principal amount of Ten Million Dollars ($10,000,000.00), executed by Borrower and payable to the order of Lender (the “Note”). The Loan and the Note are secured by, among other things, that certain Mortgage, Security Agreement and Assignment of Leases and Rents, dated October 27, 1999, executed by Borrower for the benefit of Lender and which has been recorded in Kane County, Illinois under Document No. 1999K103679 (the “Mortgage”).  The Mortgage encumbers certain property as therein described, including the real property described in Exhibit “A” attached hereto (all property covered by the Mortgage as of the date hereof is herein referred to as the “Mortgaged Property”).

B.                                      As additional security for the Loan, Borrower executed and delivered to Lender that certain Collateral Assignment of Sales Contract, dated October 27, 1999, which has been recorded in Kane County, Illinois under Document No. 1999K103680 (the “Collateral Assignment”) which encumbers the real property described on Exhibit “A” hereto and certain contracts and rights related thereto as described in such Collateral Assignment.

C.                                      In connection with the Loan, the Guarantor, which is affiliated with Borrower, has executed and delivered to Lender that certain Guaranty Agreement, dated October 27, 1999 (the “Guaranty”).

D.                                     A condition to Lender’s agreement to fund the remaining $6,000,000.00 of unfunded proceeds of the Loan is that the Borrower must grant to Lender a second priority mortgage on, and, collateral assignment of contracts relating to, the real property described on Exhibit “B” attached hereto, all improvements thereon and all rights, hereditaments and appurtenances relating thereto, including, without limitation, refunds of funds held as security for certain bonds, including, without limitation, the Series B Bonds, as such term is defined in the First Lien Mortgage, as hereinafter defined (such real property, improvements, rights. hereditaments and appurtenances, and all proceeds of any thereof, together with all other property. if any, encumbered by the First Lien Mortgage, are referred to herein collectively as the “Additional Property”).

E.                                       The real property described on Exhibit “B” attached hereto plus certain other portions of the Additional Property are encumbered by that certain Amended and Restated Mortgage and Security Agreement, dated as of December 14, 1999, executed by Borrower, for the benefit of U.S. Bank Trust National Association and which is being recorded in Kane County, Illinois (the “First Lien Mortgage”).

NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged and confessed by each of the parties hereto, the parties hereto hereby agree as follows:

1.                                        The Mortgage and the Collateral Assignment are hereby amended to provide that the Additional Property is hereby subjected to the Mortgage and the Collateral Assignment and is encumbered thereby. Borrower hereby GRANTS, SELLS, ASSIGNS, RELEASES, ALIENS, TRANSFERS, REMISES, CONVEYS AND MORTGAGES the Additional Property to Lender and grants to Lender a security interest in the Additional Property, subject to the exceptions to title listed on Exhibit “C” attached hereto (the “Additional Property Permitted Encumbrances”), to HAVE AND TO HOLD the Additional Property unto Lender, its successors and assigns forever, and Borrower does hereby bind itself, its successors and assigns to warrant and forever defend the title to the Additional Property unto Lender against every person whomsoever lawfully claiming or to claim the same or any part thereof, subject only to the Additional Property Permitted Encumbrances; provided, however, that if Borrower shall pay in full the Indebtedness, as defined in the Mortgage, and shall fully perform and discharge the Obligations, as defined in the Mortgage, then the titles, liens, security interests, estates and rights granted by the Loan Documents, as defined in the Mortgage, shall terminate; otherwise, the same shall remain in full force and effect. The Mortgage is further amended to provide that the Land, as defined in the Mortgage, now also includes the Additional Property. The Collateral Assignment is further amended to provide that the Property, as defined in the Collateral Assignment, now also includes the Additional Property.

2.                                        Borrower covenants and agrees with Lender that the liens and security interests created and granted by the Mortgage and the Collateral Assignment, as amended hereby, in regard to the Additional Property, constitute second priority liens and security interests in regard to all the Additional Property, subject to the First Lien Mortgage and the other Additional Property Permitted Encumbrances, and that the liens and security interests created and granted by the Mortgage and the Collateral Assignment, as amended hereby, in regard to the remainder of the Mortgaged Property or the Property, as the case may be, other than the Additional Property, constitute valid, perfected first priority liens and security interests subject only to the Permitted Encumbrances, as defined in the Mortgage.

3.                                        The Mortgage is further modified to add the following provisions:

(i)                                     The Borrower agrees with the Lender to fully and timely perform all obligations of the Borrower under that First Lien Mortgage and the documents secured thereby and to not allow a Default, as such term is defined in the First Lien Mortgage, to occur;

(ii)                               The Borrower agrees with the Lender not to amend or modify the First Lien Mortgage or any of the documents secured thereby without the prior written consent of the Lender, which consent may be granted or withheld at the sole discretion of the Lender;

(iii)                               The Borrower agrees with the Lender to promptly deliver to Lender true, correct and complete copies of any and all notices the Borrower gives or receives in regard to the First Lien Mortgage or any of the obligations and indebtedness secured thereby;

(iv)                              The Borrower and the Lender agree that the occurrence of a Default, as defined in the First Lien Mortgage, shall constitute an Event of Default, as defined in the Mortgage; and

(v)                              The Borrower and the Lender agree that any and all funds held in escrow in regard to the Series B Bonds, as such term is defined in the First Lien Mortgage, are encumbered by the Mortgage and the Borrower hereby grants to the Lender a pledge of and security interest in all such funds, as collateral for the Indebtedness and Obligations secured by the Mortgage, which pledge of and security interest in all such funds is subject to the rights of the owner of the First Lien Mortgage in regard to such funds. As and when any such funds are released from escrow, such funds shall be immediately delivered to Lender for application to the Indebtedness held by Lender or, if such Indebtedness cannot be prepaid at the time such funds are released from escrow, such funds, and a security agreement and other documents as required by Lender, will be delivered to Lender and held by Lender as collateral for the Indebtedness and Obligations.

4.                                        Lender has not waived, and is not hereby waiving, any of the duties or obligations of Borrower or the Guarantor under any of the Loan Documents, as such term is defined in the Mortgage.

5.                                        As an additional material inducement to Lender to enter into this Amendment, Borrower and the Guarantor hereby affirm, confirm, ratify, renew and extend the debts, duties, obligations, liabilities, representations, warranties, rights, titles, security interests, liens, powers and privileges existing by virtue of the Loan Documents, as modified hereby.

6.                                        Notwithstanding anything contained herein to the contrary, and as an additional material inducement to Lender to enter into this Amendment, Borrower and the Guarantor hereby agree that Lender is not hereby releasing, forgiving, discharging, impairing, waiving or relinquishing any rights, titles, interests, liens, security interests, collateral, parties, remedies or any other matter with respect to the Loan Documents, as modified hereby, but rather Lender is expressly retaining and reserving the same to their fullest extent.

7.                                        As an additional material inducement to Lender to enter into this Amendment, Borrower, on behalf of itself and its successors, assigns, legal representatives and constituents (whether or not a party hereto), and Guarantor, on behalf of itself its successors, legal representatives, assigns and constituents (whether or not a party hereto) (collectively and individually, ‘Obligors, et al”), hereby fully, finally and completely release and forever discharge Lender and its successors, assigns, affiliates, subsidiaries, parents, officers, shareholders, directors, employees, attorneys and agents, past, present and future, and their respective heirs, successors and assigns (collectively and individually, “Lender, et al”) of and from any and all claims, controversies, disputes, liabilities, obligations, demands, damages, debts, liens, actions and causes of action of any and every nature whatsoever, and waive and release any defense, right of counterclaim, right of set-off or deduction to the payment and/or performance of the Indebtedness and/or Obligations evidenced by the Loan Documents, which Obligors, et al now have or may claim to have against Lender, et al arising out of, connected with or relating to any and all acts, omissions or events occurring prior the execution of this Amendment.

8.                                       As an additional material inducement to Lender to enter into this Amendment, Guarantor hereby represent and warrant to Lender that:

(a)                                  the Loan Documents, as modified hereby, are in full force and effect, and neither Borrower nor Guarantor has any defense, counterclaim or offset to the performance of the obligations evidenced by the Loan Documents, as modified hereby;

(b)                                 the representations and warranties of Borrower and the Guarantor set forth in the Loan Documents are true and correct in all material respects as of the date hereof and are hereby reaffirmed as if such representations and warranties have been made on the date hereof, and shall continue in full force and effect; and

(c)                                  this Amendment and the Loan Documents, as modified hereby, constitute the legal, valid and binding obligations of Borrower and the Guarantor, enforceable against Borrower and the Guarantor in accordance with their terms.

The representations and warranties of Borrower and the Guarantor contained in this Amendment shall survive the consummation of the transactions contemplated by this Amendment.

9.                                        Promptly after the execution hereof, Borrower shall cause Chicago Title Insurance Company (the Title Company”) to issue to Lender an endorsement, in form acceptable to Lender, to that certain Loan Policy (the ‘Original Policy”), dated October 29, 1999 (Policy No. 1410000469123KA) issued by the Title Company to Lender in regard to the Mortgage and being in the face amount of Ten Million Dollars ($10,000,000.00), which endorsement will confirm that the liens and security interests created by the Mortgage continue as valid liens in regard to all of the Mortgaged Property, including the Additional Property, of the priority required by the Mortgage, as modified hereby, subject only to, as applicable, the exceptions to title contained in the Original Policy and the Additional Property Permitted Encumbrances. On demand, Borrower shall pay all costs and expenses incurred by Lender in connection with this Amendment and the transactions contemplated hereby, including, without limitation, all premiums and other costs and expenses relating to the endorsement described above, and all of Lender’s reasonable attorneys fees and expenses.

10.                                  Except as expressly provided herein, all of the terms, provisions, debts, duties, obligations, liabilities, representations and warranties, rights, titles, security interests, liens, powers and privileges existing by virtue of the Loan Documents, as amended hereby, shall be and continue in full force and effect and are hereby acknowledged by Borrower and the Guarantor to be legal, valid, binding and enforceable in accordance with their terms. Without limitation of the foregoing, the Guarantor covenants and agrees with Lender that neither the entering into of this Amendment or any other document by the Lender nor the effecting of the transactions contemplated hereby or thereby has limited or otherwise affected the obligations of the Guarantor under the Guaranty, and the Guarantor remains fully liable thereunder.

11.                                  This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Illinois and the laws of the United States applicable to transactions within Illinois.

12.                                  This Amendment shall be binding upon the parties hereto and their respective successors and assigns. Nothing contained herein shall act to amend or modify any of the provisions of the Loan Documents which restrict or prohibit assignment or transfer. Neither this Amendment nor any of the Loan Documents may be waived, modified or amended except by an instrument in writing signed by the party against which the enforcement of such waiver, modification or amendment is sought, and then only to the extent set forth in such instrument.

13.                                  In addition to the documents, instruments and acts described in this Amendment which are to be executed and/or delivered and/or taken pursuant to this Amendment, Borrower and the Guarantor agree to execute and deliver from time to time upon request by Lender such other documents and instruments and take such other action as Lender may reasonably request or require to more fully and completely evidence and carry out the transaction contemplated by this Amendment. Without limitation of the foregoing, Borrower and the Guarantor will cause their legal counsel to issue to Lender an opinion, in form and substance satisfactory to Lender, confirming the existence and authority of Borrower and Guarantor, the due execution and delivery by Borrower and Guarantor of this Amendment and of the other documents being entered into in connection with the transaction contemplated hereby and/or described herein and the validity, enforceability and binding effect of all such documents and the Loan Documents, as modified hereby.

14.                                  This Amendment and the Loan Documents, embody and constitute the entire understanding between Lender, Borrower and the Guarantor with respect to the transactions contemplated in and/or described in this Amendment and all prior or  contemporaneous agreements, understandings, representations and statements, oral or written, with respect to such transactions, are merged into this Amendment.

15.                                 This Amendment may be executed in a number of identical counterparts, each of which for all purposes is deemed an original, and all of which constitute collectively one agreement; but for the making of proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

EXECUTED as of the day and year first above written.

BORROWER:

HUNTLEY DEVELOPMENT LIMITED PARTNERSHIP, an Illinois limited partnership

By:	Huntley Development Company, Managing General Partner

By:
Name: Gary J. Skoien
Title: Vice President

GUARANTOR:

THE PRIME GROUP, INC., an Illinois corporation

By:
Name: Gary J. Skoien
Title: Executive Vice President

LENDER:

BEAL BANK, S.S.B., a state savings bank

By:
Name: William T. Saurenmann
Title: Senior Vice President